UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 23, 2017

GREY CLOAK TECH INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-202542 (Commission File Number)	47-2594704 (I.R.S. Employer Identification No.)

10300 W. Charleston Las Vegas, NV 89135 (Address of principal executive offices) (zip code)

(702) 201-6450 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on February 24, 2017, our Articles of Incorporation were amended to increase our authorized common stock from 75,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001, and to authorize 75,000,000 shares of preferred stock, $0.001, the series, shares, rights and terms of which will be set by our Board of Directors.

The increase in authorized common stock and the authorization of preferred stock was unanimously approved by our Board of Directors on December 22, 2016, and by a majority of our outstanding shares of common stock at a special shareholder meeting held on February 23, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held a Special Meeting of Shareholders on February 23, 2017, in Las Vegas, Nevada. There were shareholders representing 10,987,980 votes present at the meeting, either in person or by proxy, which represented approximately 64% of the 17,156,276 total outstanding votes of the Company, so a quorum was present. The following agenda items, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission, were approved:

1.                  To approve an amendment to our Articles of Incorporation to increase the authorized common stock from 75,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
10,932,930	49,150	5,900	63.7%

2.                  To approve an amendment to our Articles of Incorporation to authorize 75,000,000 shares of preferred stock, par value $0.001.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
10,826,640	158,150	3,190	63.1%

3.                  To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock at a ratio up to 1-for-100, the exact ratio and timing of which will be set by our Board of Directors at a future date no later than December 31, 2017.

The agenda item passed with votes as follows:

For	Against	Abstain	Percentage Approving
10,833,873	370,762	3,100	63.1%

A more detailed description of each agenda item at the Special Shareholders Meeting can be found in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 1, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

3.1	Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Cloak Tech Inc.

Dated: February 24, 2017	/s/ William Bossung
By: William Bossung
Its: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation